                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                          1934 (AMENDMENT NO.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

_______________________________________________________________________________

                                AIM FUNDS GROUP
                          (For its Series Portfolios:
                           AIM Global Utilities Fund
                                AIM Growth Fund
                                AIM Value Fund)
_______________________________________________________________________________

         (Name of Registrant as Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

5)  Total fee paid:

_______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

_______________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

3)  Filing Party:

_______________________________________________________________________________

4)  Date Filed:

_______________________________________________________________________________

                THE AIM FAMILY OF FUNDS--Registered Trademark--
                         11 Greenway Plaza, Suite 1919
                               Houston, TX 77046

                                                               November 27, 1996

Dear Shareholder:

As you may know, A I M Management Group Inc. ("AIM Management"), the parent company of A I M Advisors, Inc. ("AIM"), the investment adviser to the AIM Family of Funds--Registered Trademark--, has entered into an agreement under which AIM Management will merge with a subsidiary of INVESCO plc ("INVESCO"). As a result of this merger, it is necessary for the shareholders of each of the AIM Funds to approve a new investment advisory agreement (and in some cases, a new subadvisory agreement).

     The following important facts about the transaction are outlined below:

     - The merger has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses charged to your Fund will not change as a result of this merger.

     - The investment objectives of the Fund will remain the same and key employees of AIM will continue to manage your Funds as they have in the past.

     - The merger will not change the quality of the investment management and shareholder services that you have received over the years.

Shareholders are also being asked to approve Directors/Trustees, to approve certain proposed changes in fundamental policies and to ratify the selection of independent accountants. After careful consideration, the Board of Directors/Trustees of your Fund has unanimously approved these proposals and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

Since all of the AIM Funds are required to conduct shareholder meetings, you will receive at least one statement and a proxy card for each Fund you own. Please vote each proxy card you receive.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Thank you for your cooperation and continued support.

                                          Sincerely,


                                          /s/ CHARLES T. BAUER

                                          Charles T. Bauer
                                          Chairman

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE OR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. for example:

                        REGISTRATION                                  VALID SIGNATURE
------------------------------------------------------------   ------------------------------
Trust Accounts
     (1) ABC Trust Account..................................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78................   Jane B. Doe

Partnership Accounts
     (1) The XYZ Partnership................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership...............   Jane B. Smith, General Partner

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
          UGMA/UTMA.........................................   John B. Smith
     (2) Estate of John B. Smith............................   John B. Smith, Jr., Executor

     (1) ABC Corp. .........................................   ABC Corp.
                                                               John Doe, Treasurer
     (2) ABC Corp. .........................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer..................   John Doe
     (4) ABC Corp. Profit Sharing Plan......................   John Doe, Trustee

                                AIM FUNDS GROUP

                           AIM Global Utilities Fund
                                AIM Growth Fund
                                 AIM Value Fund

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

TO THE SHAREHOLDERS:

     A joint annual meeting of shareholders of AIM Funds Group ("AFG") will be held on Friday, February 7, 1997 at 2:00 p.m. local time at 11 Greenway Plaza, Suite 1919, Houston, Texas, with respect to AFG and its series portfolios listed above (collectively referred to as the "Funds"), for the following purposes:

        (1) For AFG, to elect nine Trustees, each of whom will serve until his successor is elected and qualified.

        (2) For each of the Funds, to approve a new Investment Advisory Agreement with A I M Advisors, Inc.

        (3) For each of the Funds, to eliminate the fundamental investment policy restricting investments in other investment companies and to amend certain related fundamental investment policies.

        (4) For each of the Funds, to eliminate the fundamental investment policy restricting investments in puts, calls, straddles and spreads.

        (5) For each of the Funds, to ratify the selection of KPMG Peat Marwick LLP as independent accountants for the fiscal years ending in 1997.

        (6) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on December 3, 1996 are entitled to vote at the annual meeting and any adjournments. If you attend the annual meeting, you may vote your shares in person. If you expect to attend the
annual meeting in person, please notify the Funds by calling 1-800-   -     . If
you do not expect to attend the annual meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured.

December 20, 1996

                                                  Charles T. Bauer
                                          Chairman of the Board of Trustees

------------------------------------
GROUP F

                                AIM FUNDS GROUP
                              AIM Global Utilities
                                AIM Growth Fund
                                 AIM Value Fund

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                             JOINT PROXY STATEMENT

                         ------------------------------

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

     The accompanying joint proxy is solicited by the Board of Trustees of AIM Funds Group ("AFG" or the "Company") on behalf of the series portfolios listed above (collectively referred to as the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at the offices of A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas at 2:00 p.m. local time on February 7, 1997 (the "Annual Meeting"). A shareholder can revoke the proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of AFG, or by returning a subsequently dated proxy. If you expect to attend the Annual
Meeting in person, please notify the Funds by calling 1-800-     -          .

     The following table summarizes each proposal to be presented at the Annual Meeting and the Funds to be solicited pursuant to this joint proxy statement with respect to such proposal:

                         PROPOSAL                              AFFECTED COMPANY OR FUNDS
-----------------------------------------------------------    -------------------------
1.      Election of Trustees                                              AFG
2.      Approval of New Advisory Agreement                             All Funds
3.      Elimination of Fundamental Investment Policy                   All Funds
        Restricting Investments in Other Investment
        Companies and/or Amendment of Related Fundamental
        Investment Policies
4.      Elimination of Fundamental Investment Policy on                All Funds
        Investments in Puts, Calls, Straddles and Spreads
5.      Ratification of KPMG Peat Marwick LLP as                       All Funds
        Independent Accountants

     Upon the request of any shareholder, each of the Funds will furnish, without charge, a copy of such Fund's annual report for its most recent fiscal year together with any subsequent semi-annual report. All such requests should be directed to AIM at 1-800-347-4246.

VOTING

     Shareholders of record at the close of business on December 3, 1996 (the "Record Date") will be entitled to one vote per share on all business of the
Annual Meeting. AFG had           of its shares outstanding on the Record Date.
The number of shares outstanding on the Record Date for each series portfolio of AFG is set forth in Annex A. It is expected that this proxy statement (the "proxy statement") and the accompanying proxy will be first sent to shareholders on or about December 20, 1996.

     The affirmative vote of a plurality of votes cast is necessary to elect the Board of Trustees of the Funds (i.e., the nominees receiving the most votes will be elected) (Proposal 1). The favorable vote of the holders of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is required to approve each Fund's new Investment Advisory Agreement (Proposal 2), to approve the proposal to eliminate each Fund's fundamental investment policy restricting investments in other investment companies and to amend certain related fundamental investment policies (Proposal 3), and to approve the proposal to eliminate each Fund's fundamental investment policy restricting investments in puts, calls, straddles and spreads (Proposal 4). The 1940 Act defines a "majority of the outstanding voting securities" of a Fund to mean the lesser of (a) the vote of holders of 67% or more of the voting shares of the Fund present in person or by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the Fund. An affirmative vote of a majority of votes cast is necessary to ratify the selection of the independent accountants for each Fund. (Proposal 5).

     The Board of Trustees of AFG has named Charles T. Bauer, Chairman, Robert
H. Graham, President, and Carol F. Relihan, Secretary, of AFG, as proxies. Unless specific instructions are given to the contrary in the accompanying proxy, the proxies will vote FOR the election of each Trustee named in the proxy statement, FOR the approval of the new Investment Advisory Agreement for each of the Funds, FOR the proposal to eliminate each Fund's fundamental investment policy restricting investments in other investment companies and to amend certain related fundamental investment policies, FOR the proposal to eliminate each Fund's fundamental investment policy restricting investments in puts, calls, straddles and spreads, and FOR the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for all Funds. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes do not count as votes cast but have the same effect as casting a vote against proposals that require the vote of a majority of the shares present at the Annual Meeting, provided a quorum exists. A quorum will be deemed present with respect to a Fund if the holders of more than 50% of the outstanding voting securities of such Fund are present in person or voting by proxy.

     The Board of Trustees of AFG currently knows of no other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

                                 PROPOSAL 1 --

                              ELECTION OF TRUSTEES

     For election of Trustees at the Annual Meeting, the Board of Trustees of AFG has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, John F. Kroeger, Robert H. Graham, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar, each of whom is currently a Trustee of AFG, each to serve as Trustee until his successor is elected and qualified. All of the nominees presently serve as Directors, Trustees or officers of the ten open-end management investment companies advised by AIM (all such investment companies and their series portfolios, if any, are referred to collectively as the "AIM Funds").

     The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. A nominee must receive affirmative votes from a plurality of the votes cast at a meeting at which a quorum is present to be elected. Each of the nominees has indicated that he is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees who are not "interested persons" of the Company, as defined in the 1940 Act, may recommend.

     The following table sets forth certain information concerning the Trustees:

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
         NAME (AGE)             TRUSTEE SINCE     PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------------------------   ---------------   -----------------------------------------------
Charles T. Bauer (77)*         05/05/93 (and     (1) Director, Chairman and Chief Executive
                               of its            Officer, A I M Management Group Inc.; and
                               predecessor       Chairman of the Board of Directors, A I M
                               since 1992)       Advisors, Inc., A I M Capital Management, Inc.,
                                                 A I M Distributors, Inc., A I M Fund Services,
                                                 Inc., A I M Institutional Fund Services, Inc.
                                                 and Fund Management Company. (2)
                                                 Director/Trustee of the AIM Funds.
Bruce L. Crockett (52)         05/05/93 (and     (1) Formerly, Director, President and Chief
                               of its            Executive Officer, COMSAT Corporation (includes
                               predecessor       COMSAT World Systems, COMSAT Mobile
                               since 1987)       Communications, COMSAT Video Enterprises,
                                                 COMSAT RSI and COMSAT International Ventures);
                                                 President and Chief Operating Officer, COMSAT
                                                 Corporation; President, World Systems Division,
                                                 COMSAT Corporation; and Chairman, Board of
                                                 Governors of INTELSAT (each of the COMSAT
                                                 companies listed above is an international
                                                 communication, information and
                                                 entertainment-distribution services company).
                                                 (2) Director/Trustee of the AIM Funds.

         ----------------------------

* Mr. Bauer is an "interested person" of each Company, as defined in the 1940 Act, primarily because of his positions with AIM, and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
         NAME (AGE)             TRUSTEE SINCE     PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------------------------   ---------------   -----------------------------------------------
Owen Daly II (72)              05/05/93 (and     (1) Formerly, Director, CF&I Steel Corp.,
                               of its            Monumental Life Insurance Company and
                               predecessor       Monumental General Insurance Company; and
                               since 1992)       Chairman of the Board of Equitable
                                                 Bancorporation. (2) Director/Trustee of the AIM
                                                 Funds; and Director, Cortland Trust Inc.
                                                 (investment company).
Carl Frischling (59) **        05/05/93          (1) Partner, Kramer, Levin, Naftalis & Frankel
                                                 (law firm). Formerly, Partner, Reid & Priest
                                                 (law firm); and prior thereto, Partner,
                                                 Spengler Carlson Gubar Brodsky & Frischling
                                                 (law firm). (2) Director/Trustee of the AIM
                                                 Funds.
Robert H. Graham (49)***       05/10/94          (1) Director, President and Chief Operating
                                                 Officer, A I M Management Group Inc.; Director
                                                 and President, A I M Advisors, Inc.; and
                                                 Director and Senior Vice President, A I M
                                                 Capital Management, Inc., A I M Distributors,
                                                 Inc., A I M Fund Services, Inc., A I M
                                                 Institutional Fund Services, Inc. and Fund
                                                 Management Company. (2) Director/Trustee of the
                                                 AIM Funds.
John F. Kroeger (72)           05/05/93 (and     (1) Formerly, Consultant, Wendell & Stockel
                               of its            Associates, Inc. (consulting firm). (2)
                               predecessor       Director/Trustee of the AIM Funds; and
                               since 1992)       Director, Flag Investors International Fund,
                                                 Inc., Flag Investors Emerging Growth Fund,
                                                 Inc., Flag Investors Telephone Income Fund,
                                                 Inc., Flag Investors Equity Partners Fund,
                                                 Inc., Total Return U.S. Treasury Fund, Inc.,
                                                 Flag Investors Intermediate Term Income Fund,
                                                 Inc., Managed Municipal Fund, Inc., Flag
                                                 Investors Value Builder Fund, Inc., Flag
                                                 Investors Maryland Intermediate Tax-Free Income
                                                 Fund, Inc., Flag Investors Real Estate
                                                 Securities Fund, Inc., Alex Brown Cash Reserve
                                                 Fund, Inc. and North American Government Bond
                                                 Fund, Inc. (investment companies).
Lewis F. Pennock (54)          05/05/93 (and     (1) Attorney in private practice in Houston,
                               of its            Texas. (2) Director/Trustee of the AIM Funds.
                               predecessor
                               since 1992)
----------------------------
 ** Mr. Frischling is an "interested person" of each Company, as defined in the 1940 Act, primarily because of payments received by his law firm for services to the Funds.
*** Mr. Graham is an "interested person" of each Company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
         NAME (AGE)             TRUSTEE SINCE     PAST FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
----------------------------   ---------------   -----------------------------------------------
Ian W. Robinson (73)           05/05/93 (and     (1) Formerly, Executive Vice President and
                               of its            Chief Financial Officer, Bell Atlantic
                               predecessor       Management Services, Inc. (provider of
                               since 1987)       centralized management services to telephone
                                                 companies); Executive Vice President, Bell
                                                 Atlantic Corporation (parent of seven telephone
                                                 companies); and Vice President and Chief
                                                 Financial Officer, Bell Telephone Company of
                                                 Pennsylvania and Diamond State Telephone
                                                 Company. (2) Director/Trustee of the AIM Funds.

Louis S. Sklar (56)            05/05/93          (1) Executive Vice President, Development and
                                                 Operations, Hines Interests Limited Partnership
                                                 (real estate development). (2) Director/Trustee
                                                 of the AIM Funds.

                         ------------------------------

     AFG does not hold regular annual meetings at which Trustees are elected.

     During the year ending December 31, 1996, AFG's Board of Trustees met eight times. AFG has three standing committees of its Board of Trustees: the Audit Committee, the Investments Committee and the Nominating and Compensation Committee. During the year ending December 31, 1996, AFG's Audit Committee met four times, Investments Committee met four times, and Nominating and Compensation Committee met two times. During such year, all of AFG's Trustees attended at least 75% of the aggregate of the number of meetings of the Board of Trustees and all committees.

     The members of the Audit Committee are Messrs. Daly, Kroeger (Chairman), Pennock and Robinson. The Audit Committee is responsible for meeting with the Fund's auditors to review audit procedure and results and to consider any matters arising from an audit to be brought to the attention of the Trustees as a whole with respect to each Fund's fund accounting or its internal accounting controls, or for considering such other matters as the Board of Trustees may determine. None of the members of the Audit Committee is an "interested person" of any Company, as defined by the 1940 Act.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, or considering such other matters as the Board of Trustees may determine. Mr. Bauer is an "interested person" of the Company, as defined by the 1940 Act.

     The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman) and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as Trustees reviewing from time to time the compensation payable to the Trustees who are not "interested persons" of the Company, as defined by the 1940 Act, or considering such other matters as the Board of Trustees may from time to time determine. The Nominating and Compensation Committee does not consider nominees for

Trustee recommended by shareholders. None of the members of the Nominating and Compensation Committee is an "interested person" of any Company, as defined by the 1940 Act.

COMPENSATION OF TRUSTEES

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not also an officer of AFG is compensated for his services according to a fee schedule which recognizes the fact that such Trustee also serves as a director or trustee of other AIM Funds. Each such Trustee receives a fee, allocated among the AIM Funds, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued estimated for the calendar year ending December 31, 1996 for each Trustee of
AFG:

                                                                 RETIREMENT         TOTAL
                                             AGGREGATED       BENEFITS ACCRUED   COMPENSATION
                                          COMPENSATION FROM      BY ALL AIM      FROM ALL AIM
                  TRUSTEE                      AFG(1)             FUNDS(2)         FUNDS(3)
    ------------------------------------  -----------------   ----------------   ------------
    Charles T. Bauer....................           -0-                 -0-              -0-
    Bruce L. Crockett...................       $16,266            $ 38,621         $ 67,000
    Owen Daly II........................        16,161              82,607           67,000
    Carl Frischling.....................        16,266              56,683           67,000
    Robert H. Graham....................           -0-                 -0-              -0-
    John F. Kroeger.....................        15,683              83,654           65,000
    Lewis F. Pennock....................        15,922              33,702           66,000
    Ian W. Robinson.....................        16,266              64,973           67,000
    Louis S. Sklar......................        16,025              47,593           65,500

---------------

(1) The total amount of compensation deferred by all Trustees of AFG estimated for the year ending December 31, 1996, including interest earned thereon, is $33,515.

(2) During the year ending December 31, 1996, the total amount of expenses allocated to AFG in respect of such retirement benefits is $68,757.

(3) Each Trustee serves as a Director or Trustee of a total of ten AIM Funds. Data reflect estimated total compensation earned during the calendar year ending December 31, 1996.

                         ------------------------------

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Trustee who is an "Eligible Trustee" (as defined in the Retirement Plan) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the Eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the AIM Funds. Each Eligible Trustee is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the AIM Funds for such Eligible Trustee during the twelve-month period immediately preceding the Eligible Trustee's retirement (including amounts deferred under a separate agreement between the AIM Funds and the Eligible Trustee) for the number of such Eligible Trustee's years of service (not in excess of ten years of service) completed with respect to any of the AIM Funds. If an Eligible Trustee dies after attaining the normal retirement date but before receipt of any benefits under the Retirement Plan commences, the Eligible Trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased Eligible Trustee for no more than ten years beginning the first day of the calendar quarter following the date of the Eligible Trustee's death. Payments under the Retirement Plan are not secured or funded by any AIM Fund.

     Set forth below is a table that shows the estimated annual benefits payable to an Eligible Trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 19, 19, 15, 9 and 7, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

                                                                ANNUAL COMPENSATION
                                                               PAID BY ALL AIM FUNDS
    NUMBER OF YEARS OF                                    -------------------------------
SERVICE WITH THE AIM FUNDS                                $55,000     $60,000     $65,000
--------------------------                                -------     -------     -------
             10.........................................  $41,250     $45,000     $48,750
              9.........................................   37,125      40,500      43,875
              8.........................................   33,000      36,000      39,000
              7.........................................   28,875      31,500      34,125
              6.........................................   24,750      27,000      29,250
              5.........................................   20,625      22,500      24,375

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "DC Agreements"). Pursuant to the DC Agreements, the Deferring Trustees may elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account. Currently, the Deferring Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash generally in equal quarterly installments over a period of ten years beginning on the date the Deferring Trustee's retirement benefits commence under the Retirement Plan. The Company's Board of Trustees, in their sole discretion, may accelerate or extend the distribution of such deferral accounts after a Deferring Trustee's termination of service as a Trustee of a Company. If a Deferring Trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Trustee's death. The DC Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of AFG and of each other AIM Fund from which they are deferring compensation.

                                 PROPOSAL 2 --

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     Shareholders are being asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") that, except as discussed below with respect to the licensing of the "AIM" name, has no material changes in its terms and conditions, no changes in fees, and no material changes in the way the Funds are managed, advised or operated.

     AIM has served as investment advisor to the Funds from the dates set forth in Annex B and currently serves pursuant to an advisory agreement (the "Current Advisory Agreement"), executed on the dates, as set forth in Annex B. On May 14, 1996, the Board of Trustees of AFG, including a majority of the Trustees who are not interested persons of AFG or AIM (the "Independent Trustees"), voted to continue the Current Advisory Agreement for an additional year until June 30, 1997.

     The Funds are seeking shareholder approval of the New Advisory Agreement because of the technical requirements of the 1940 Act that apply to the merger transaction (the "Merger") described below under "Merger of AIM Management and INVESCO." Because the Merger will result in a transfer of more than 25% of the outstanding voting shares of A I M Management Group Inc. ("AIM Management"), the direct parent of AIM, an "assignment" of the Current Advisory Agreement will occur under the 1940 Act. The Current Advisory Agreement provides that it will terminate automatically upon its assignment, as required by the 1940 Act. As discussed below, the Merger will not cause any change in the operation of AIM's business.

     At a meeting held on December 10, 1996, the Board of Trustees of AFG, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreement. A copy of a form of the New Advisory Agreement is attached hereto as Annex C. In approving the New Advisory Agreement, the Board of Trustees took into account the terms of the Merger. Except as described below with respect to the licensing of the "AIM" name, the provisions of the Current Advisory Agreement and the New Advisory Agreement are substantially identical. A description of such agreements is provided below under "Terms of the Advisory Agreements." Such description is only a summary and is qualified by reference to the attached Annex C.

     If the conditions to the Merger are not met or waived or if the merger agreement between AIM Management and INVESCO is terminated, the Merger will not be consummated, and the Current Advisory Agreement will remain in effect. If the New Advisory Agreement is approved, and the Merger is thereafter consummated, the New Advisory Agreement will be executed and become effective on the Closing Date, as defined below. In the event that the New Advisory Agreement is not approved with respect to any Fund and the Merger is consummated, the Board will determine what action to take, in any event subject to the approval of shareholders of each Fund.

MERGER OF AIM MANAGEMENT AND INVESCO

     On November 4, 1996, AIM Management (the parent of AIM) entered into an agreement and plan of merger (the "Merger Agreement") with INVESCO plc ("INVESCO"). The Merger Agreement provides for the merger of AIM Management into INVESCO Group Services, Inc. ("IGS"), a wholly-owned U.S. subsidiary of INVESCO, or into another wholly-owned U.S. subsidiary of INVESCO (in either case, "INVESCO Sub").

     INVESCO is an English holding company whose shares are publicly traded on the London Stock Exchange. American Depository Receipts evidencing such shares are traded on the New York Stock Exchange. INVESCO and its subsidiaries are an independent investment management group with a major presence in the institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific. INVESCO's North American subsidiaries manage individualized investment portfolios of equity, fixed income and real estate securities for institutional clients through five business units. Each unit utilizes a particular investment style in managing assets, and most of these units also serve as advisor or sub-advisor to one or more of INVESCO's U.S. mutual funds. INVESCO's European region serves both institutional and individual investors through six major business units with facilities in the United Kingdom, the Channel Islands, Luxembourg and France. INVESCO has also established relationships with substantial financial organizations in Italy, the Netherlands, Spain and Portugal. INVESCO's Pacific region manages assets of clients based in Asia and Australia on a local, regional or global basis. It also manages investments in the region for INVESCO clients based outside the region. At September 30, 1996, INVESCO's assets under management were in excess of $90 billion.

     Following the Merger, INVESCO will be renamed AMVESCO plc ("AMVESCO"). AMVESCO will consist of two major complementary businesses, one comprising principally its United States institutional and international businesses, and the other comprising principally its United States retail mutual fund and defined contribution plan businesses. Each of these businesses will be directed by a separate management committee. Charles Brady, the Chairman of INVESCO, will head the management committee for AMVESCO's U.S. institutional and international businesses. Robert H. Graham, President and Chief Operating Officer of AIM Management, will become President and Chief Executive Officer of AIM Management's successor and will head the management committee directing AMVESCO's United States retail businesses. Charles T. Bauer, currently Chairman and Chief Executive Officer of AIM Management, will become Vice Chairman of AMVESCO and Chairman of AIM Management's successor. AIM Management and INVESCO believe that their businesses are highly complementary and that the expected benefits resulting from the Merger include broader product range, expanded distribution capability, increased globalization, greater capacity in defined contribution plans, and increased financial strength and independence.

     AIM has advised the AIM Funds that the Merger is not expected to have a material effect on the operations of the AIM Funds or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. Following the Merger, AIM will continue to be an indirect wholly-owned subsidiary of the successor to AIM Management. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of AIM relating to the AIM Funds, the personnel managing the AIM Funds or other services provided to and business activities of the AIM Funds. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of AIM. Based on the foregoing, AIM does not anticipate that the Merger will cause a reduction in the quality of services provided to the AIM Funds, or have any adverse effect on AIM's ability to fulfill its respective obligations under the New Advisory Agreements, or to operate its businesses in a manner consistent with its current practices.

     Under the Merger Agreement, each of INVESCO and INVESCO Sub has covenanted and agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

     The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser. The Board that you are being asked to elect in Proposal No. 1 meets this 75% requirement.

[BOARDS OF DIRECTORS/TRUSTEES EVALUATION

     At meetings with the Boards of Directors/Trustees of the AIM Funds beginning in September, 1996, representatives of AIM Management began discussing with the Boards the possibility of a merger between AIM Management and INVESCO. At a meeting in person held on November 19, 1996, representatives of AIM Management and INVESCO discussed with the Boards of Directors/Trustees of the AIM Funds, the specific terms of the Merger Agreement. The Boards of Directors/Trustees of the AIM Funds then appointed a special committee (the "Special Committee"), consisting of the directors/trustees of the AIM Funds who are not interested persons of AIM or INVESCO, to review the proposed Merger, consider its potential impact on the AIM Funds and their shareholders, and make recommendations to the Boards of Directors/Trustees of the AIM Funds with respect to the approval of the New Advisory Agreements in view of the proposed Merger. Directors/Trustees of the AIM Funds who are members of the Special Committee are Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar. The Special Committee met with their legal counsel ("Special Counsel"), who assisted them in their deliberations concerning approval of the New Advisory Agreements.

     The Special Committee met separately with Special Counsel on November 8, 1996, November 19, 1996 and December 2, 1996 to consider and review the directors'/trustees' fiduciary obligations and the nature and extent of additional information to be requested by them to evaluate the New Advisory Agreements and the potential impact of the Merger on the AIM Funds and their shareholders. Between November 8, 1996 and December 10, 1996, the Special Committee and Special Counsel requested and received additional information from AIM Management, INVESCO and their counsel, and held telephone conferences, regarding the proposed Merger and its potential impact on the AIM

Funds and their shareholders. On December 10, 1996, the Special Committee and Special Counsel met separately with representatives of AIM Management and INVESCO to review various aspects of the proposed Merger, and review additional information regarding INVESCO and the future plans for AIM Management and AIM.

     In connection with its review, the Special Committee possessed or obtained substantial information regarding: the management, the financial position and the business of INVESCO and their subsidiaries; the history of INVESCO's and its subsidiaries' business and operations; the performance of the investment companies and the private accounts advised by INVESCO and its subsidiaries; the impact of the Merger on the AIM Funds and their shareholders; future plans of AMVESCO with respect to AIM and the AIM Funds; performance and financial information about each of the AIM Funds; and information about other funds and their fees and expenses.

     The Special Committee also received information regarding the terms of the Merger and comprehensive financial information, including: INVESCO's plans for financing the Merger; the impact of the financing on AIM Management and AIM; INVESCO's plans for the compensation of executives and investment and other staff of AIM Management and AIM; information concerning employment contracts with senior management of AIM Management and AIM; and INVESCO's access to capital markets to meet the capital needs of AIM Management and its subsidiaries.

     In connection with its deliberations, the Special Committee obtained assurances from INVESCO that: AMVESCO did not intend to change executive management or staff of AIM Management or AIM (other than appointing Robert H. Graham Chief Executive Officer of the successor to AIM Management), and has entered into employment agreements with key personnel; AMVESCO will consult with the Boards of Directors/Trustees of the AIM Funds prior to making material changes to AIM that could adversely affect the ability of AIM or its subsidiaries to render services to the AIM Funds; neither AMVESCO nor its affiliates will impose an "unfair burden" within the meaning of Section 15(f) of the 1940 Act for a period of two years following the consummation of the Merger; AMVESCO has not planned any major changes to the operations and capabilities of AIM or its subsidiaries, except those intended to enhance the capabilities of those entities to provide better or more efficient services to the AIM Funds.

     The Special Committee also evaluated each New Advisory Agreement. The Special Committee assured itself that each New Advisory Agreement for each AIM Fund, including the terms relating to the services to be provided and the fees and expenses payable by such AIM Fund, is on substantially the same terms as the Current Advisory Agreement for each AIM Fund, except to the extent described below with respect to the licensing of the "AIM" name.

     Based on the Special Committee's review and analysis of the material provided and the commitments received, the Special Committee unanimously recommended to the Boards of Directors/Trustees of the AIM Funds that the New Advisory Agreements be approved.

     At the Boards of Directors/Trustees meetings of the AIM Funds held on December 10 and 11, 1996, the Boards received presentations by INVESCO and AIM. The Directors/Trustees were supplied with the information given to the Special Committee in advance of the meeting. The Special Committee discussed with the Boards of Directors/Trustees the materials it reviewed, the issues it studied and the reasons for its recommendation. Based upon the foregoing, the Board of Directors/Trustees of each AIM Fund unanimously approved the New Advisory Agreement related to that AIM Fund and recommended approval by the shareholders.]

ADDITIONAL TERMS OF THE MERGER AGREEMENT

     AIM Management will merge into INVESCO Sub for consideration valued at November 4, 1996 at approximately $1.6 billion, plus the amount of AIM Management net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM Management options) of INVESCO valued at November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash.

     The directors of AIM Management's successor will be Charles T. Bauer, Robert H. Graham, Gary T. Crum and Michael J. Cemo, all of whom are currently officers and directors of AIM. Although Charles T. Bauer will remain Chairman of AIM Management's successor, Robert H. Graham will become President and Chief Executive Officer of such successor. Mr. Graham currently serves as AIM Management's President and Chief Operating Officer.

     Upon consummation of the Merger, the AIM Management shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully diluted basis. INVESCO's shareholders approved the Merger at a meeting on November 27, 1996, and also approved changing INVESCO's name to "AMVESCO PLC" upon consummation of the Merger. The name of AIM will not change.

     The closing is presently expected to occur on February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM Management (based on assets under management, excluding the effects of market movements) in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees at October 31, 1996; (c) INVESCO and AIM Management having received certain consents from regulators, lenders and/or other third parties;
(d) AIM Management not having received from the holder or holders of more than 2% of the outstanding AIM Management shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement, the Registration Rights Agreement, Indemnification Agreement and employment agreements with certain AIM Management employees having been executed and delivered; (f) AIM Management having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolution to appoint to INVESCO's Board of Directors six AIM Management designees and a Board resolution to appoint the seventh AIM Management designee having been passed and not revoked.

     The Merger Agreement may be terminated at any time prior to the Closing Date (a) by written agreement of INVESCO and AIM Management, (b) by written notice by AIM Management or INVESCO to the other after June 1, 1997 or (c) under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

     In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

          Employment Agreements. Following the Merger, the current officers of AIM Management will be the officers of INVESCO Sub and the directors of INVESCO Sub will be four of the current directors of AIM Management. Senior management and key employees of AIM Management have entered into employment agreements which will commence when the Merger is consummated and will continue for initial terms ranging from one year to four years. All of the employment agreements contain covenants not to compete extending for at least one year after termination of employment. Approximately thirty current employees of AIM Management have entered into such employment agreements with INVESCO.

          Voting Agreement. Certain AIM Management shareholders and their spouses, the current directors of INVESCO and proposed directors of INVESCO have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM Management's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM Management's current Chairman); (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date and the date on which a resolution proposed by an INVESCO-designated Board member is approved by the INVESCO Board despite being voted against by each AIM Management-designated Board member present at such Board meeting.

          Standstill Agreement and Transfer Restriction Agreements. Certain AIM Management shareholders and their spouses and certain other significant shareholders of INVESCO have agreed under certain circumstances for a maximum of five years not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO existing as of the Closing Date. AIM Management shareholders and INVESCO's current chairman will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

TERMS OF THE ADVISORY AGREEMENTS

     Although the Current Advisory Agreement has not terminated and the New Advisory Agreement has not become effective, such Agreements (collectively, the "Advisory Agreements") are described below as if they were both in effect.

     Under the Advisory Agreements, AIM furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon each Fund's investment policies. AIM has sole responsibility for the investment decisions of each Fund, subject to the control of the Board of Trustees. The Advisory Agreements provide that, subject to the approval of the Board of Trustees and the shareholders of the applicable Fund, AIM may delegate certain of its duties to a sub-advisor, provided that AIM shall continue to supervise the performance of any such sub-advisor.

     The Advisory Agreements provide that all of the ordinary business expenses incurred in the operations of each of the Funds and the offering of each of their shares shall be paid by each such Fund. These expenses include brokerage commissions, taxes, legal, accounting, auditing or governmental fees, custodian, transfer agent and shareholder service agent costs.

     The New Advisory Agreement also provides that a Company shall be entitled to use the name "AIM" with respect to a Fund only so long as AIM serves as investment manager or advisor to the Fund. Although the Current Advisory Agreement has a similar provision, the provision in the New Advisory Agreement will read as follows:

          License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     Information with regard to the fees payable under the Current Advisory Agreement and the aggregate advisory fees paid to AIM in each Fund's most recently completed fiscal year is as set forth in Annex F.

     Each Advisory Agreement may be terminated with respect to a Fund on 60 days' written notice without penalty by (i) the applicable Fund, (ii) the action of the shareholders of the applicable Fund, (iii) the Board of Trustees of AFG, or (iv) AIM. Each Advisory Agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Advisory Agreements continue from year to year with respect to a Fund so long as their continuance is specifically approved at least annually either (i) by the Board of Trustees of AFG or (ii) by the vote of a majority of each Fund's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the Trustees of AFG who are not interested persons of AFG or of AIM, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreements provide that, upon the request of AFG's Board of Trustees, AIM may perform certain additional services on behalf of the Funds. The Board of Trustees has approved, and AFG has entered into, a Master Administrative Services Agreement with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to each Fund, including the services of a principal financial officer of each Fund and related staff. As compensation to AIM for its services under the Master Administrative Services Agreement, the Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services.

ADDITIONAL SERVICES PROVIDED BY AIM AND ITS AFFILIATES

     As noted above, AIM provides administrative services to each of the Funds. In addition, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of AIM, serves as the principal underwriter for each of the retail classes of the Funds. Shares of the Funds are generally sold with an initial sales charge ("Class A Shares"), or with respect to some of the Funds, subject to a contingent deferred sales charge ("Class B Shares"). Such sales charges are paid by investors. Each of the Funds has also adopted a distribution plan under Rule 12b-1 of the 1940 Act (a "Plan") with respect to each of its classes, pursuant to which the Fund compensates AIM Distributors from a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. AIM Distributors reallows a substantial portion of the Rule 12b-1 fees that it receives to the brokers, dealers, agents and other service providers with whom it has entered into agreements and who offer shares of the Fund for sale or provide customers or clients certain continuing personal services.

     Each Fund categorizes the first 0.25% per year of the Rule 12b-1 fees that it pays to AIM Distributors attributable to the Class A Shares of the respective Fund as a service fee for ongoing personal services. Any amount it may pay to AIM Distributors in excess of such amount is characterized as an asset-based sales charge.

     AIM Distributors is authorized to advance to institutions through whom Class B Shares are sold a sales commission under schedules established by AIM Distributors. AIM Distributors (or its assignee or transferee) receives 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B Shares) of each Fund's average daily net assets attributable to those Class B Shares sold through the sales efforts of AIM Distributors. The remaining 0.25% of each Fund's average daily net assets attributable to Class B Shares is paid to brokers, dealers, agents and other service providers as a service fee for on-going personal services.

     The amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

     A I M Fund Services, Inc. ("AIM Services"), a wholly-owned subsidiary of AIM, serves as transfer agent to each of the retail classes of the Funds.

     Information with regard to the amount of fees paid by each Fund to AIM and its affiliates for services provided other than under the Current Advisory Agreement in each Fund's most recently completed fiscal year is set forth in Annex D.

     The agreements pursuant to which AIM provides administrative services to the Funds and AIM Distributors serves as the Fund's principal underwriter will terminate as a result of the Merger. The Board of Trustees of AFG has approved new agreements, which are substantially identical to the existing administrative services and distribution agreements, to take effect upon consummation of the Merger. Under the 1940 Act, such agreements do not require the approval of shareholders before they become effective. The agreements pursuant to which AIM Services provide transfer agency services will not terminate as a result of the Merger.

INFORMATION CONCERNING AIM

     AIM serves as the investment advisor to each of the Funds. AIM was organized in 1976 and, together with its affiliates, advises 38 investment company portfolios constituting the AIM Funds and sub-advises one investment company portfolio. As of December 3, 1996, the total assets of the AIM Funds
were approximately $          . AIM is a wholly-owned subsidiary of AIM
Management. Certain of the Directors and officers of AIM are also Trustees and executive officers of AFG, and their names, principal occupations and affiliations are shown in the table under Proposal 1 and under "Executive Officers" in Annex E. Information regarding the AIM Funds, including their total net assets and the fees received by AIM from such AIM Funds for its services, is set forth in Annex F. The address of AIM, all of the Directors of AIM, AIM Distributors, AIM Services and AIM Management, is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

RECOMMENDATION OF TRUSTEES

     The Board of Trustees of AFG recommends that you vote FOR the approval of the New Investment Advisory Agreement.

                                 PROPOSAL 3 --

                   ELIMINATION OF THE FUNDAMENTAL INVESTMENT
        POLICY RESTRICTING INVESTMENTS IN OTHER INVESTMENT COMPANIES AND
          AMENDMENT OF CERTAIN RELATED FUNDAMENTAL INVESTMENT POLICIES

     The Board of Trustees of AFG, with respect to each of the Funds, has proposed the elimination and modification of certain fundamental investment policies that restrict the Funds' ability to invest in other investment companies. The specific changes proposed are described below.

     Section 12 of the 1940 Act generally prohibits each Fund from (i) owning more than 3% of the total outstanding voting stock of any other investment company; (ii) investing more than 5% of its total assets in the securities of any one other investment company; and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies.

     The Board of Trustees may authorize AIM and the Companies to seek exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Funds to purchase securities of other investment companies in excess of the limitations imposed by Section 12 of the 1940 Act (exemptive orders granted with respect to such Funds are referred to herein collectively as the "Exemptive Orders"). The investment companies in which the Funds may invest pursuant to the Exemptive Orders are referred to herein collectively as the "Exemptive Order Funds."

     The Companies and AIM may seek Exemptive Orders because they believe each Fund can effectively invest in certain other types of securities through pooled investment vehicles such as the Exemptive Order Funds. By pooling their investments in such securities, the Funds may have the ability to invest in a wider range of issuers, industries and markets, thereby seeking to decrease volatility and risk while at the same time providing greater liquidity than a Fund would have available to it investing in such securities by itself. Pooling investments may also allow the Funds to increase the efficiency of portfolio management by permitting each Fund's portfolio manager to concentrate on those investments that constitute the bulk of the Fund's assets and not spend a disproportionate amount of time on specialized areas. The Companies may seek Exemptive Orders to permit, among other things, investments by the Funds for cash management purposes in money market funds advised by AIM, implementation of a master/feeder fund structure or investments in a separate small capitalization or initial public offering fund.

     If the proposed elimination of the Funds' restrictions on investments in other investment companies is approved, each Fund may invest in securities of an Exemptive Order Fund only to the extent consistent with the respective Fund's investment objectives and policies as set forth from time to time in its registration statement.

     In connection with obtaining Exemptive Orders, AIM may agree to waive fees applicable to the Funds to the extent that the assets of the Funds are invested in Exemptive Order Funds and collect fees from the Exemptive Order Funds. Other expenses incurred by the Exemptive Order Funds (such as audit and custodial fees) will be borne by them, and thus indirectly by the Funds. AIM believes that these indirect expenses will be offset by the benefits to the Funds of pooling their investments.

     The Funds currently have fundamental investment restrictions that prohibit them from purchasing securities issued by other investment companies. In order to take full advantage of the exemptive relief that may be granted by the SEC and to invest in shares of the Exemptive Order Funds in excess of the percentage limitations imposed by Section 12, each such Fund is seeking shareholder approval to eliminate this investment restriction.

     The Funds currently have other fundamental investment restrictions that may prohibit each such Fund from taking full advantage of the Exemptive Orders. These fundamental restrictions may include one or more of the following:

     1. Diversification. Each series of AFG is prohibited from investing more than 5% of its assets in securities of a single issuer (except that for AIM Growth Fund and AIM Value Fund, such limitation does not apply to U.S. Government securities, including securities issued by its agencies and instrumentalities). Each series is prohibited from purchasing the securities of any issuer if such purchase would cause more than 5% of the voting securities, or 10% of the securities of any class, of such issuer to be held by such Fund.

     2. Control. All series are prohibited from making investments for the purpose of exercising control or participation in management. The 1940 Act deems a person to have presumptive control over another person if it beneficially owns more than 25% of the other person's voting securities.

     From time to time, certain Funds may desire to (i) invest more than 25% of their assets in one or more Exemptive Order Funds or (ii) own more than 25% of the voting securities of one or more Exemptive Order Funds.

     The foregoing restrictions may be worded differently from Fund to Fund, but the substance of the restrictions is as set forth above. Additional information regarding a Fund's fundamental investment restrictions may be obtained without cost by telephoning AIM at 1-800-347-4246 and requesting a copy of the Fund's Statement of Additional Information.

     In order to take full advantage of the Exemptive Orders, each Fund subject to one or more of the foregoing investment restrictions seeks shareholder approval to amend such restrictions by adding the following exception to each restriction:

     . . ., except that the [name of the applicable Fund] may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

     The elimination of the fundamental investment policy restricting investments in other investment companies and the amendments to the related fundamental investment policies would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. These changes are not related to the Merger described in Proposal 2. Shareholders are being asked to consider such amendments at this time because the Companies do not regularly hold annual shareholder meetings. AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by each Fund in connection with soliciting approval of this proposal because the Companies will not be required to hold a separate meeting.

RECOMMENDATION OF TRUSTEES

     The Board of Trustees of AFG recommends that you vote FOR the proposal to eliminate the fundamental investment policy restricting investments in other investment companies and to amend certain related fundamental investment policies.

                                 PROPOSAL 4 --

          ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY RESTRICTING
               INVESTMENTS IN PUTS, CALLS, STRADDLES AND SPREADS

     The Board of Trustees proposes to eliminate each Fund's fundamental investment policy restricting the writing, purchase and sale of puts, calls, straddles and spreads. Despite the change in policy, each Fund presently intends to only engage in the writing of covered call options and covered put options.

     AIM Global Utilities Fund's current fundamental investment policy provides that it will not:

     invest in puts, straddles, spreads or any combination thereof, except, however, that the Fund may write covered call options and purchase and sell options on stock index futures contracts and options on stock indices.

     AIM Growth Fund's and AIM Value Fund's current fundamental investment policies provide that each Fund will not:

     invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may invest in financial futures and options thereon for hedging purposes and may sell covered call options.

     Writing Covered Call Options. The Funds will not use leverage in their covered call option strategies. Such investments will be made for hedging purposes only. Writing a call option obligates a Fund to sell or deliver the option's underlying security in return for a strike price upon exercise of the option. By writing a call option, a Fund receives an option premium from the purchaser of the call option. The Funds are primarily interested in having the ability to write (sell) call options which are "covered" at the time of sale and remain covered as long as a Fund is obligated as a writer (seller) of the option. A call is "covered" if a Fund owns or has a right to acquire the underlying security which is subject to the call. The purpose of such transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in options or futures contracts. The Funds will not engage in such transactions for speculative purposes. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. Each Fund will adopt a non-fundamental investment policy that limits the writing of covered call options to no more than 25% of the value of each Fund's net assets.

     Writing Covered Put Options. The Funds will not use leverage in their covered put option strategies. Such investments will be made for hedging purposes only. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund "covers" its position by segregating cash or other liquid assets in an amount sufficient to cover the strike price in the event the option is exercised. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Each Fund will adopt a non-fundamental investment policy that limits the writing of covered put options to no more than 25% of the value of each Fund's net assets.

     Risks of Options Transactions. Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

     Asset Coverage for Options Positions. The Funds will hold securities or other options positions whose values are expected to offset its obligations under the hedge strategies. The Funds will not enter into an option position that exposes the Fund to an obligation to another party unless it owns either
(i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and other liquid securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds, and if the guidelines so require will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

NON-FUNDAMENTAL POLICIES PROHIBITING CERTAIN TRANSACTIONS

     The Funds do not presently intend to engage in the writing, sale or purchase of uncovered puts, uncovered calls, straddles, spreads or combinations thereof. Each Fund will adopt a non-fundamental policy prohibiting such transactions. However, because this policy will be non-fundamental, it may be changed by AFG's Board of Trustees without shareholder approval. The Board of Trustees is proposing to change the Funds' current fundamental policy in order to provide the Funds with the flexibility to engage in such transactions at some future date if, in the opinion of the Board of Trustees and AIM, such transactions would be beneficial to the Funds and their shareholders.

     Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

     Purchasing Call Options. The purchaser of a call option obtains the right to purchase the underlying instrument at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying instrument but with risk limited to the cost of the option if security prices fell. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Writing Uncovered Put Options. If a Fund writes an uncovered put option, it will not set aside cash or other liquid assets in an amount sufficient to cover its strike price. As a result, if the option is exercised the Fund may be required to dispose of certain of its portfolio securities in order to generate the cash necessary to pay the strike price. Depending on market conditions, the Fund may be forced to sell such portfolio securities on unfavorable terms, and the resulting losses may offset any benefit to the Fund from the premium received for writing the put option.

     Writing Uncovered Call Options. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. A call option would be uncovered if a Fund did not own the underlying instrument at the time the call option was written. Because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund risks having to obtain the underlying instrument at a higher market price when writing uncovered call options.

     Combined Option Positions. A Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "straddle," enables a Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. This technique is called a "spread." Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The elimination of the fundamental investment policy restricting investments in puts, calls, straddles, and spreads would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. This change is not related to the Merger described in Proposal 2. Shareholders are being asked to consider such change at this time because AFG does not regularly hold annual shareholder meetings. AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by each Fund in connection with soliciting approval of this proposal because the Funds will not be required to hold a separate meeting.

RECOMMENDATION OF TRUSTEES

     The Board of Trustees of AFG recommends that you vote FOR the proposal to eliminate each Fund's fundamental investment policy regarding investments in puts, calls, straddles and spreads.

                                 PROPOSAL 5 --

                          RATIFICATION OF SELECTION OF
                KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS

     The Board of Trustees of AFG, including a majority of the Independent Trustees, has selected KPMG Peat Marwick LLP as independent accountants for the fiscal years ending in 1997 to examine and verify the accounts and securities of the Funds, and to report thereon to the Board of Trustees and the shareholders. This selection will be submitted for ratification at the Annual Meeting. A representative of such firm is expected to be present at the meeting.

RECOMMENDATION OF TRUSTEES

     The Board of Trustees of AFG recommends that you vote FOR ratification of the selection of KPMG Peat Marwick LLP as the independent accountants.

                              GENERAL INFORMATION

EXECUTIVE OFFICERS OF AFG

     Information regarding the executive officers of AFG is set forth in Annex
E.

SECURITY OWNERSHIP OF MANAGEMENT AND 5% HOLDERS

     Information regarding ownership of AFG's shares by Trustees and executive officers and 5% holders of each class of AFG is set forth in Annex G.

PROXY SOLICITATION

     The Company has engaged the services of Shareholder Communications Corporation ("SCC") to assist in the solicitation of proxies for the Annual Meeting. It is estimated that the cost of SCC's services will be approximately [$25,000]. The cost of soliciting proxies will be borne in part by AIM and in part by the AIM Funds. The Company expects to solicit proxies principally by mail, but the Company or SCC may also solicit proxies by telephone, facsimile or personal interview. The Funds may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

                             SHAREHOLDER PROPOSALS

     As a general matter, AFG does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a shareholders' meeting should send such proposal to AFG at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the Annual Meeting other than the matters set forth in this proxy statement.

                                            By order of the Board of Trustees,

                                                      Charles T. Bauer
                                             Chairman of the Board of Trustees

December 20, 1996

                                    ANNEX A

                NUMBER OF SHARES OUTSTANDING ON THE RECORD DATE
                        FOR EACH SERIES PORTFOLIO OF AFG

                                AIM FUNDS GROUP

                                                                             NUMBER OF SHARES
                                                                              OUTSTANDING ON
                               NAME OF FUND                                  DECEMBER 3, 1996
--------------------------------------------------------------------------   ----------------
AIM Balanced Fund.........................................................
AIM Global Utilities Fund.................................................
AIM Growth Fund...........................................................
AIM High Yield Fund.......................................................
AIM Income Fund...........................................................
AIM Intermediate Government Fund..........................................
AIM Money Market Fund.....................................................
AIM Municipal Bond Fund...................................................
AIM Value Fund............................................................
                                                                             ---------------
TOTAL -- AIM FUNDS GROUP..................................................
                                                                             ===============

                                    ANNEX B

                           DATE OF ADVISORY AGREEMENT

                                                                                                      DATE SINCE
                                                                                       DATE LAST        AIM HAS
                                                                                     SUBMITTED TO      SERVED AS
                                                      DATE OF CURRENT                  A VOTE OF      INVESTMENT
        NAME OF COMPANY AND FUND                     ADVISORY AGREEMENT              SHAREHOLDERS       ADVISOR
----------------------------------------  ----------------------------------------   -------------   -------------
AIM FUNDS GROUP

  AIM Global Utilities Fund               Master Investment Advisory Agreement,        August 6,     June 30, 1992
                                          dated October 18, 1993, as amended by          1993*
                                          Amendment No. 1, dated September 28,
                                          1994, as amended by Amendment No. 2,
                                          dated November 14, 1994

  AIM Growth Fund                         Master Investment Advisory Agreement,      September 28,   June 30, 1992
                                          dated October 18, 1993, as amended by         1994**
                                          Amendment No. 1, dated September 28,
                                          1994, as amended by Amendment No. 2,
                                          dated November 14, 1994

  AIM Value Fund                          Master Investment Advisory Agreement,      November 14,    June 30, 1992
                                          dated October 18, 1993, as amended by         1994**
                                          Amendment No. 1, dated September 28,
                                          1994, as amended by Amendment No. 2,
                                          dated November 14, 1994

------------------------------

 * The Current Advisory Agreement dated October 18, 1993 was last submitted to a vote of shareholders in 1993, as a result of a reorganization of several AIM Funds and the recapitalization of A I M Management Group Inc.

** The Current Advisory Agreement dated October 18, 1993 was last submitted to a vote of shareholders in 1994, to approve a change in the investment advisory fee.

                                    ANNEX C

                             [NAME OF FUND COMPANY]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this .... day of ........ .., 1997, by and between
[Name of Fund Company], a Delaware business trust (the "Company") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's Agreement and Declaration of Trust authorizes the Board of Trustees of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement, the
Company's Board of Trustees has authorized the issuance of [          ] series
of shares representing interests in [          ] investment portfolios (such
portfolios and any other portfolios hereafter added to the Company being referred to collectively herein as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Company's Board of Trustees. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Company's Board of Trustees; and

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Company's Board of Trustees;

and take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Delegation of Responsibilities. Subject to the approval of the Board of Trustees and the shareholders of the Funds, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor.

     4. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees of the Company.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Agreement and Declaration of Trust of the Company, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     6. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a security transaction will be to obtain execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees of the Company indicating the brokers to whom such allocations have been made and the basis therefor. In making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

     7. Compensation. The Company shall pay the Advisor as compensation for services rendered hereunder an annual fee, payable monthly, based upon the average daily net assets of the Funds as the same is set forth in Appendix A attached hereto. The average daily net asset value of the Funds shall be determined in the manner set forth in the Agreement and Declaration of Trust and registration statement of the Company, as amended from time to time.

     8. Additional Services. Upon the request of the Company's Board of Trustees, the Advisor may perform certain accounting, shareholder servicing or other administrative services on behalf of the Funds which are not required by this Agreement. Such services will be performed on behalf of the Funds and the Advisor may receive from the Funds such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Advisor and the Company's Board of Trustees based on a finding by the Board of Trustees that the provision of such services by the Advisor is in the best interests of the Company and its shareholders. Payment or assumption by the Advisor of any Fund expense that the Advisor is not otherwise required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Funds nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to:

          (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Funds, including the review and calculation of daily net asset value and the preparation of tax returns; and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

          (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts; providing assistance to shareholders in exchanges among the mutual funds managed or advised by the Advisor; changing account designations or changing addresses; assisting in the purchase or redemption of shares; supervising the operations of the custodian, transfer agent(s) or dividend disbursing agent(s) for the Funds; or otherwise providing services to shareholders of the Funds; and

          (c) such other administrative services as may be furnished from time to time by the Advisor to the Company or the Funds at the request of the Company's Board of Trustees.

     9. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     10. Expense Limitation. If, for any fiscal year of the Company, the total of all ordinary business expenses of the Funds, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, would exceed the applicable expense limitations imposed by state securities regulations in any state in which the Funds' shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly investment advisory fee otherwise payable to the Advisor during such fiscal year. If required pursuant to such state securities regulations, the Advisory will, not later than the last day of the first month of the next succeeding fiscal year, reimburse the Funds for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation). For the purposes of this Section, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement. The application of expense limitations shall be applied to each Fund of the Company separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Company as a whole.

     11. Non-Exclusivity. The services of the Advisor to the Company and the Funds are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     12. Term and Approval. This Agreement shall become effective with respect to a Fund if approved by the shareholders of such Fund, and if so approved, this
Agreement shall thereafter continue in force and effect until           , 1999,
and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually;

          (a) (i) by the Company's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company trustees), by votes cast in person at a meeting specifically called for such purpose.

     13. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

     14. Liability of Advisor and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     15. Liability of Shareholders. Copies of the Agreement and Declaration of Trust establishing the Company are on file with the Secretary of State of the State of Delaware, and notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as stockholders of private corporations for profit.

     16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company shall be and that of the Advisor shall be Eleven Greenway Plaza, Suite 1919, Houston, Texas 77046.

     17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     18. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                       [NAME OF FUND COMPANY]
Attest:                                (a Delaware business trust)




                                       By:
    -----------------------------         -----------------------------------
             Secretary                                 President

(SEAL)

                                            A I M ADVISORS, INC.

Attest:



                                       By:
    -----------------------------         -----------------------------------
             Secretary                                 President

(SEAL)

                                   APPENDIX A
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT
                                       OF
                             [NAME OF FUND COMPANY]

     The Company shall pay the Advisor, out of the asset of a Fund, as full compensation for all services rendered and all facilities furnished hereunder, a management fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                                  [FUND NAMES]

                                                                            ANNUAL
        NET ASSETS                                                           RATE
        ----------                                                          -------

                   [Fees will be those set forth in Annex F]

                                    ANNEX D

                            FEES PAID TO AFFILIATES

                                                        AIM
                                                  (ADMINISTRATIVE         AIM            AIM
FUND                                                AGREEMENT)        DISTRIBUTORS*    SERVICES
----                                              ---------------     -----------     ----------
AIM FUNDS GROUP
  AIM Global Utilities Fund.....................     $  69,813        $ 1,206,329     $  356,054
  AIM Growth Fund...............................        67,618          1,517,955        260,147
  AIM Value Fund................................       137,307         32,088,968      4,741,201

---------------
* Net amount received from sales commissions and Rule 12b-1 fees, not including amounts paid to brokers, dealers, agents and other service providers.

                                    ANNEX E

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF AFG

     Officers of AFG serve at the pleasure of the Board of Trustees and until their successors are elected and qualified. Set forth below is certain information regarding the executive officers of AFG.

                                                                            BUSINESS EXPERIENCE
          NAME             AGE          POSITION WITH AFG                 DURING PAST FIVE YEARS
-------------------------  ---    -----------------------------   ---------------------------------------
Charles T. Bauer           77     Chairman                        See Trustee table under Proposal 1.
Robert H. Graham           49     President                       See Trustee table under Proposal 1.
John J. Arthur*            52     Senior Vice President and       Senior Vice President and Treasurer,
                                  Treasurer                       AIM; and Vice President and Treasurer,
                                                                  A I M Management Group Inc. ("AIM
                                                                  Management"), A I M Capital Management,
                                                                  Inc. ("AIM Capital"), A I M
                                                                  Distributors, Inc. ("AIM
                                                                  Distributors"), A I M Fund Services,
                                                                  Inc. ("AIM Services"), A I M
                                                                  Institutional Fund Services, Inc. ("AIM
                                                                  Institutional"), and Fund Management
                                                                  Company ("Fund Management").
Gary T. Crum               49     Senior Vice President           Director and President, AIM Capital;
                                                                  Director and Senior Vice President, AIM
                                                                  Management and AIM; and Director, AIM
                                                                  Distributors.
Scott G. Lucas             37     Senior Vice President           Director and Senior Vice President, AIM
                                                                  Capital; and Vice President, AIM
                                                                  Management and AIM.
Carol F. Relihan*          42     Senior Vice President and       Senior Vice President, General Counsel
                                  Secretary                       and Secretary, AIM; Vice President,
                                                                  General Counsel and Secretary, AIM
                                                                  Management; Vice President and General
                                                                  Counsel, Fund Management; and Vice
                                                                  President, AIM Capital, AIM
                                                                  Distributors, AIM Services, and AIM
                                                                  Institutional.
Robert G. Alley            48     Vice President                  Senior Vice President, AIM Capital; and
                                                                  Vice President, AIM. Formerly, Senior
                                                                  Fixed Income Money Manager, Waddell and
                                                                  Reed, Inc.
Stuart W. Coco             40     Vice President                  Senior Vice President, AIM Capital; and
                                                                  Vice President, AIM.
---------------
* Mr. Arthur and Ms. Relihan are married to each other.

                                                                            BUSINESS EXPERIENCE
          NAME             AGE          POSITION WITH AFG                 DURING PAST FIVE YEARS
-------------------------  ---    -----------------------------   ---------------------------------------
Melville B. Cox            53     Vice President                  Vice President and Chief Compliance
                                                                  Officer AIM, AIM Capital, AIM
                                                                  Distributors, AIM Services, AIM
                                                                  Institutional and Fund Management.
                                                                  Formerly, Vice President, Charles
                                                                  Schwab & Co., Inc.; Assistant
                                                                  Secretary, Charles Schwab Family of
                                                                  Funds and Schwab Investments; Chief
                                                                  Compliance Officer, Charles Schwab
                                                                  Investment Management, Inc.; and Vice
                                                                  President, Integrated Resources Life
                                                                  Insurance Co. and Capital Life
                                                                  Insurance Co.
Karen Dunn Kelley          36     Vice President                  Senior Vice President, AIM Capital; and
                                                                  Vice President, AIM.
Jonathan C. Schoolar       35     Vice President                  Director and Senior Vice President, AIM
                                                                  Capital; and Vice President, AIM.
Dana R. Sutton             37     Vice President and Assistant    Vice President and Fund Controller,
                                  Treasurer                       AIM; and Assistant Vice President and
                                                                  Assistant Treasurer, Fund Management.

                                    ANNEX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                       AGGREGATE
                                                                         TOTAL          NET FEES
                                                                      NET ASSETS      PAID TO AIM      WAIVERS
                                                                     FOR THE MOST     IN THE MOST    FOR THE MOST
                                                ANNUAL RATE            RECENTLY         RECENTLY       RECENTLY
                                             (BASED ON AVERAGE         COMPLETED       COMPLETED      COMPLETED
        NAME OF COMPANY AND FUND             DAILY NET ASSETS)        FISCAL YEAR     FISCAL YEAR*   FISCAL YEAR
----------------------------------------- ------------------------  ---------------   ------------   ------------
AIM EQUITY FUNDS, INC.
  AIM Aggressive Growth Fund              0.80% of the first $150
                                          million.
                                          0.625% of the excess
                                          over $150 million.        $ 2,750,563,943   $16,492,564              0
  AIM Blue Chip Fund                      0.75% of the first $350
                                          million.
                                          0.625% of the excess
                                          over $350 million.        $   128,548,354   $   256,773 **  $   26,433
  AIM Capital Development Fund            0.75% of the first $350
                                          million.
                                          0.625% of the excess
                                          over $350 million.        $   273,687,609   $   280,248 ***  $  144,946
  AIM Charter Fund                        1.00% of the first $30
                                          million.
                                          0.75% over $30 million
                                          up to $150 million.
                                          0.625% of the excess
                                          over $150 million.        $ 3,192,471,415   $16,529,891     $  156,975
  AIM Constellation Fund                  1.00% of the first $30
                                          million.
                                          0.75% over $30 million
                                          up to $150 million.
                                          0.625% of the excess
                                          over $150 million.        $11,548,540,962   $57,614,412     $1,869,383
  AIM Weingarten Fund                     1.00% of the first $30
                                          million.
                                          0.75% over $30 million
                                          up to $350 million.
                                          0.625% of the excess
                                          over $350 million.        $ 5,305,435,087   $29,960,379     $1,458,804
AIM FUNDS GROUP
  AIM Balanced Fund                       0.75% of the first $150
                                          million.
                                          0.50% of the excess over
                                          $150 million.             $   164,874,356   $   666,619     $   24,176

---------------

  * AIM reimbursed expenses with respect to the following Funds: AIM Municipal Bond Fund, $13,200; AIM Global
    Growth Fund, $11,719; AIM Global Income Fund, $18,300; AIM V.I. Global Utilities Fund, $13,800; Liquid Assets
    Portfolio, $116,930; Prime Portfolio, $61,100; Treasury Portfolio, $113,500; Treasury TaxAdvantage Portfolio,
    $25,600; and Cash Reserve Portfolio, $20,000.
 ** For the period 06/03/96 through 10/31/96.
*** For the period 06/17/96 through 10/31/96.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                       AGGREGATE
                                                                         TOTAL          NET FEES
                                                                      NET ASSETS      PAID TO AIM      WAIVERS
                                                                     FOR THE MOST     IN THE MOST    FOR THE MOST
                                                ANNUAL RATE            RECENTLY         RECENTLY       RECENTLY
                                             (BASED ON AVERAGE         COMPLETED       COMPLETED      COMPLETED
        NAME OF COMPANY AND FUND             DAILY NET ASSETS)        FISCAL YEAR     FISCAL YEAR*   FISCAL YEAR
----------------------------------------- ------------------------  ---------------   ------------   ------------
  AIM Global Utilities Fund               0.60% of the first $200
                                          million.
                                          0.50% over $200 million
                                          up to $500 million.
                                          0.40% over $500 million
                                          up to $1 billion.
                                          0.30% of the excess over
                                          $1 billion.               $   241,317,685   $ 1,256,220              0
  AIM Growth Fund                         0.80% of the first $150
                                          million.
                                          0.625% of excess over
                                          $150 million.             $   306,250,064   $ 1,715,406              0
  AIM High Yield Fund                     0.625% of the first $200
                                          million.
                                          0.55% over $200 million
                                          to $500 million.
                                          0.50% over $500 million
                                          to $1 billion.
                                          0.45% of the excess over
                                          $1 billion.               $ 1,444,032,572   $ 5,717,303              0
  AIM Income Fund                         0.50% of the first $200
                                          million.
                                          0.40% over $200 million
                                          to $500 million.
                                          0.35% over $500 million
                                          to $1 billion.
                                          0.30% of the excess over
                                          $1 billion.               $   295,583,696   $ 1,176,249              0
  AIM Intermediate Government Fund        0.50% of the first $200
                                          million.
                                          0.40% over $200 million
                                          to $500 million.
                                          0.35% over $500 million
                                          to $1 billion.
                                          0.30% of the excess over
                                          $1 billion.               $   237,617,705   $   996,681              0
  AIM Money Market Fund                   0.55% of the first $1
                                          billion.
                                          0.50% of the excess over
                                          $1 billion.               $   584,793,680   $ 2,589,822              0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                       AGGREGATE
                                                                         TOTAL          NET FEES
                                                                      NET ASSETS      PAID TO AIM      WAIVERS
                                                                     FOR THE MOST     IN THE MOST    FOR THE MOST
                                                ANNUAL RATE            RECENTLY         RECENTLY       RECENTLY
                                             (BASED ON AVERAGE         COMPLETED       COMPLETED      COMPLETED
        NAME OF COMPANY AND FUND             DAILY NET ASSETS)        FISCAL YEAR     FISCAL YEAR*   FISCAL YEAR
----------------------------------------- ------------------------  ---------------   ------------   ------------
  AIM Municipal Bond Fund                 0.50% of the first $200
                                          million.
                                          0.40% over $200 million
                                          to $500 million.
                                          0.35% over $500 million
                                          to $1 billion.
                                          0.30% of the excess over
                                          $1 billion.               $   306,280,329   $ 1,356,225              0
  AIM Value Fund                          0.80% of the first $150
                                          million.
                                          0.625% of excess over
                                          $150 million.             $ 6,269,483,246   $24,829,687     $  502,799
AIM INTERNATIONAL FUNDS, INC.
  AIM Global Aggressive Growth Fund       0.90% of the first $1
                                          billion.
                                          0.85% of the excess over
                                          $1 billion.               $ 1,726,533,976   $ 8,751,918              0
  AIM Global Growth Fund                  0.85% of the first $1
                                          billion.
                                          0.80% of the excess over
                                          $1 billion.               $   236,819,172   $ 1,162,771              0
  AIM Global Income Fund                  0.70% of the first $1
                                          billion.
                                          0.65% of the excess over
                                          $1 billion.               $    38,713,770   $         0     $  182,596
  AIM International Equity Fund           0.95% of the first $1
                                          billion.
                                          0.90% of the excess over
                                          $1 billion.               $ 1,476,749,468   $10,085,495     $  299,147
AIM INVESTMENT SECURITIES FUNDS
  Limited Maturity Treasury Portfolio     0.20% of the first $500
                                          million.
                                          0.175% of the excess
                                          over $500 million.        $   502,515,805   $   933,207              0
AIM SUMMIT FUND, INC.                     1.00% of the first $10
                                          million.
                                          0.75% over $10 million
                                          to $150 million.
                                          0.625% over $150
                                          million.                  $ 1,261,008,244   $ 7,360,028 ****         0

---------------

**** Of the $7,360,028 paid to AIM, $2,442,907 was paid to TradeStreet pursuant to a sub-advisory agreement.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                       AGGREGATE
                                                                         TOTAL          NET FEES
                                                                      NET ASSETS      PAID TO AIM      WAIVERS
                                                                     FOR THE MOST     IN THE MOST    FOR THE MOST
                                                ANNUAL RATE            RECENTLY         RECENTLY       RECENTLY
                                             (BASED ON AVERAGE         COMPLETED       COMPLETED      COMPLETED
        NAME OF COMPANY AND FUND             DAILY NET ASSETS)        FISCAL YEAR     FISCAL YEAR*   FISCAL YEAR
----------------------------------------- ------------------------  ---------------   ------------   ------------
AIM TAX-EXEMPT FUNDS, INC.
  AIM Tax-Exempt Cash Fund                0.35%.                    $    30,014,343   $   101,649              0
  AIM Tax-Exempt Bond Fund of
    Connecticut                           0.50%.                    $    39,355,441   $         0     $  198,182
  Intermediate Portfolio                  0.30% of the first $500
                                          million.
                                          0.25% over $500 million
                                          to $1 billion.
                                          0.20% of the excess over
                                          $1 billion.               $    83,066,447   $   232,893              0
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund      0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.             $   212,152,423   $   882,870              0
  AIM V.I. Diversified Income Fund        0.60% of the first $250
                                          million.
                                          0.55% of the excess over
                                          $250 million.             $    44,630,145   $   193,008              0
  AIM V.I. Global Utilities Fund          0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.             $     8,393,967             0     $   32,703
  AIM V.I. Government Securities Fund     0.50% of the first $250
                                          million.
                                          0.45% of the excess over
                                          $250 million.             $    19,545,391   $    71,080              0
  AIM V.I. Growth Fund                    0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.             $   102,600,112   $   434,620              0
  AIM V.I. Growth and Income Fund         0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.             $    38,567,212   $    46,017     $   67,802
  AIM V.I. International Equity Fund      0.75% of the first $250
                                          million.
                                          0.70% of the excess over
                                          $250 million.             $    82,256,855   $   457,559              0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                       AGGREGATE
                                                                         TOTAL          NET FEES
                                                                      NET ASSETS      PAID TO AIM      WAIVERS
                                                                     FOR THE MOST     IN THE MOST    FOR THE MOST
                                                ANNUAL RATE            RECENTLY         RECENTLY       RECENTLY
                                             (BASED ON AVERAGE         COMPLETED       COMPLETED      COMPLETED
        NAME OF COMPANY AND FUND             DAILY NET ASSETS)        FISCAL YEAR     FISCAL YEAR*   FISCAL YEAR
----------------------------------------- ------------------------  ---------------   ------------   ------------
  AIM V.I. Money Market Fund              0.40% of the first $250
                                          million.
                                          0.35% of the excess over
                                          $250 million.             $    65,505,754   $   168,901              0
  AIM V.I. Value Fund                     0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.             $   257,211,787   $ 1,078,007              0
SHORT-TERM INVESTMENTS CO.
  Liquid Assets Portfolio                 0.15%.                    $ 2,086,944,322   $   125,264     $2,562,094
  Prime Portfolio                         0.20% of the first $100
                                          million.
                                          0.15% over $100 million
                                          up to $200 million.
                                          0.10% over $200 million
                                          up to $300 million.
                                          0.06% over $300 million
                                          up to $1.5 billion.
                                          0.05% over $1.5 billion.  $ 6,151,948,355   $ 3,007,431              0
SHORT-TERM INVESTMENTS TRUST
  Treasury Portfolio                      0.15% of the first $300
                                          million.
                                          0.06% over $300 million
                                          up to $1.5 billion.
                                          0.05% of the excess over
                                          $1.5 billion.             $ 3,703,891,140   $ 2,227,788              0
  Treasury TaxAdvantage Portfolio         0.20% of the first $250
                                          million.
                                          0.15% over $250 million
                                          up to $500 million.
                                          0.10% of the excess over
                                          $500 million.             $   457,196,150   $   675,795     $  116,126
TAX-FREE INVESTMENTS CO.
  Cash Reserve Portfolio                  0.25% of the first $500
                                          million.
                                          0.20% of the excess over
                                          $500 million.             $ 1,044,178,428   $ 1,819,232     $  690,397

                                    ANNEX G

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT -- AFG

     The following table sets forth certain information regarding the ownership of the shares of AFG by certain Trustees and executive officers of AFG.

                                                         SHARES OWNED BENEFICIALLY
   NAME OF TRUSTEE/EXECUTIVE OFFICER      FUND (CLASS)    AS OF DECEMBER 3, 1996     PERCENT OF CLASS
----------------------------------------  ------------   -------------------------   ----------------
Charles T. Bauer........................
Bruce L. Crockett.......................
Owen Daly II............................
Carl Frischling.........................
Robert H. Graham........................
John F. Kroeger.........................
Lewis F. Pennock........................
Ian W. Robinson.........................
Louis S. Sklar..........................
All Trustees and Executive Officers.....

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS -- AFG

     To the best knowledge of AFG, the names and addresses of the record holders of 5% or more of the outstanding shares of AFG as of the Record Date, and the amount of the outstanding shares held of record owned by such holders, are set forth below. AFG has no knowledge of shares held beneficially.

                                                        SHARES OWNED OF RECORD
  FUND (CLASS)     NAME AND ADDRESS OF RECORD OWNER     AS OF DECEMBER 3, 1996     PERCENT OF CLASS
  ------------     --------------------------------     ----------------------     ----------------

                                                                     APPENDIX 1

                          AIM GLOBAL UTILITIES FUND
                         A SERIES OF AIM FUNDS GROUP
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)
Group F
                                 ___________________________________________
                                 Date

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.
                                        THE TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS.
                                                   TO VOTE, FILL IN BOX COMPLETELY
                                                                                             FOR ALL      WITHHOLD AUTHORITY
1. ELECTION OF TRUSTEES -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,       NOMINEES       FOR ALL NOMINEES
                           STRIKE A LINE THROUGH THE NAME BELOW.                              / /                / /
   Nominees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling,
             Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson
             and Louis S. Sklar
                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to eliminate fundamental investment policy restricting investments in             / /      / /        / /
   other investment companies and to amend related fundamental investment policies.

4. Proposal to amend fundamental investment policy on investments in puts, calls,             / /      / /        / /
   straddles and spreads.

5. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                  / /      / /        / /
   accountants for the Fund.

6. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                AIM GROWTH FUND
                          A SERIES OF AIM FUNDS GROUP
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)
Group F
                                 ___________________________________________
                                 Date

                                         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.
                                         THE TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS.
                                                  TO VOTE, FILL IN BOX COMPLETELY
                                                                                             FOR ALL      WITHHOLD AUTHORITY
1. ELECTION OF TRUSTEES -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,       NOMINEES       FOR ALL NOMINEES
                           STRIKE A LINE THROUGH THE NAME BELOW.                              / /                / /
   Nominees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling,
             Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson
             and Louis S. Sklar
                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to eliminate fundamental investment policy restricting investments in             / /      / /        / /
   other investment companies and to amend related fundamental investment policies.

4. Proposal to amend fundamental investment policy on investments in puts, calls,             / /      / /        / /
   straddles and spreads.

5. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                   / /      / /        / /
   accountants for the Fund.

6. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                AIM VALUE FUND
                         A SERIES OF AIM FUNDS GROUP
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and
Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)
Group F
                                 ___________________________________________
                                 Date

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.
                                        THE TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS.
                                                   TO VOTE, FILL IN BOX COMPLETELY
                                                                                             FOR ALL      WITHHOLD AUTHORITY
1. ELECTION OF TRUSTEES -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,       NOMINEES       FOR ALL NOMINEES
                           STRIKE A LINE THROUGH THE NAME BELOW.                              / /                / /
   Nominees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling,
             Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson
             and Louis S. Sklar
                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to eliminate fundamental investment policy restricting investments in             / /      / /        / /
   other investment companies and to amend related fundamental investment policies.

4. Proposal to amend fundamental investment policy on investments in puts, calls,             / /      / /        / /
   straddles and spreads.

5. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                  / /      / /        / /
   accountants for the Fund.

6. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.